LESSOR:  The Terminal Marketing Company, Inc., 5 Waverly Court, New City,
         N.Y., 10956
================================================================================
LESSEE & LOCATION OF EQUIPMENT                  SUPPLIER
Name     SMA Video Inc.                         Name

Address  100 Avenue of the Americas,            Address
         10th Floor

City     New York  State  NY  Zip Code 10013    City/ State/ Zip Code

--------------------------------------------------------------------------------
         EQUIPMENT                              DESCRIPTION
--------------------------------------------------------------------------------



                          See equipment list attached



--------------------------------------------------------------------------------
EQUIPMENT LOCATION, IF OTHER THAN AS ABOVE
--------------------------------------------------------------------------------
No. of    RENTAL PAYMENT AMOUNT                 FIRST RENTAL PAYMENT
Months                                          Check For This Amount
 60                                             Must Accompany Lease
                                                Application
          60 Monthly Payments of $7,789.00          $15,578.00
          Plus Sales Tax of $____________       for the first month and
          Total $7,789.00                       Last 1 Months

          Commencement Date:
--------------------------------------------------------------------------------

1. Lease of Equipment. Lessee agrees to lease from Lessor and, upon acceptance hereof by Lessor, Lessor agrees to lease to Lessee, the Equipment, for the period commencing with delivery of the Equipment to Lessee and ending upon the expiration of the Term. Advance rentals paid by Lessee shall not be refundable to Lessee in the event the Term does not commence.

2. Disclaimer. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT PARTICIPATED IN THE SELECTION OF THE EQUIPMENT AND THAT THE EQUIPMENT IS OF THE TYPE, DESIGN, SIZE, CAPACITY AND MANUFACTURE SELECTED BY LESSEE. LESSEE ACKNOWLEDGES THAT LESSOR WILL NOT, AND HAS NO OBLIGATION TO, INSPECT THE EQUIPMENT AND THAT LESSOR HAS NOT MADE AND WILL NOT MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED ON WHICH LESSEE MAY RELY, WITH RESPECT TO THE MERCHANTABILITY, FITNESS, SAFETY, CONDITION, QUALITY, DURABILITY OR SUITABILITY FOR LESSEE'S PURPOSES OF THE EQUIPMENT IN ANY RESPECT, THE EQUIPMENT'S COMPLIANCE WITH ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO, OR PATENT INFRINGEMENT, LATENT DEFECTS, OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED. LESSEE FURTHER ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER OF, OR MERCHANT OR DEALER IN, EQUIPMENT OF THE SAME TYPE AS THE EQUIPMENT AND THAT LESSOR HAS NO DUTY TO ENFORCE ANY WARRANTIES ON BEHALF OF LESSEE. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, WHETHER DIRECT, INDIRECT, EXEMPLARY OR PUNITIVE, WHETHER OR NOT LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

3. Lessee's Representations and Waivers. Lessor shall have no liability for delay in delivery of the Equipment or for Supplier's failure to deliver the Equipment or for performance of any other convenant, warranty or representation. Lessee shall make any claim for breach of warranty or representation solely against Supplier and shall, nevertheless, pay Lessor all Rent and Lessee hereby waives any such claims as against Lessor. Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim, all of the rights which Lessor has against Supplier for breach of warranty or other representation. Lessee understands and agrees that no salesman or other agent of Supplier is an agent of Lessor and, therefore, no salesman or agent of Supplier is authorized to waive or alter any term or condition of this Lease, and no representation as to the Equipment or any other matter by any salesman or agent of Supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Lease. Lessee hereby acknowledges receipt of a copy of this Lease. Lessor agrees to order the Equipment from Supplier upon the terms and conditions of the purchase order provided by Supplier to Lessee and attached hereto.

THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE WHICH ARE MADE A PART HEREOF AND WHICH LESSEE ACKNOWLEDGES THAT HE HAS READ.


                                         ---------------------------------------
LEASE NO. 1765                                  THIS IS A NON-CANCELLABLE
                                             LEASE FOR THE TERM INDICATED ABOVE

ACCEPTED:                                LESSEE  SMA Video Inc.

                                                 DATE    6/26      1996

                                         THE UNDERSIGNED AFFIRMS THAT HE IS A
                                         DULY AUTHORIZED CORPORATE OFFICER,
                                         PARTNER OR PROPRIETOR OF THE ABOVE
                                         NAMED LESSEE.


                 6/26, 1996
          LESSOR

By    /s/ illegible                      By /s/ illegible     Title  President
   -------------------------------          --------------
        Authorized Signature             ---------------------------------------

================================================================================

WHITE-ORIGINAL                          LESSEE'S SIGNATURE IN INK IS REQUIRED
YELLOW-LESSEE COPY                                ON LEASE COPIES
PINK-LESSOR COPY

Lessee hereby authorizes Lessor to insert in this Lease the serial numbers and other identification data of the Equipment. Lessee warrants that the Equipment leased is for business use only and not for personal or consumer use and is for the sole use of Lessee and Lessee's employees. Lessee hereby waives a trial by jury and the right to interpose any counterclaim, offset, defense or setoff of any nature or description whatsoever in any litigation between Lessee and Lessor with respect to this Lease.

4. Term; Extensions. This Lease shall continue in effect with respect to each item of Equipment until the expiration of the Term with respect to such item of Equipment. Thereafter, this Lease shall continue in effect unless either Party terminates this Lease upon written notice given not less than three (3) months prior to the date of termination. This Lease shall not terminate by operation of law or otherwise during the Term and thereafter shall terminate only as expressly provided herein.

5. Rent; Net Lease. Rent will be due and payable in advance with respect to each item of Equipment on the first day of each month, commencing on the Commencement Date, and shall continue until the return of such item of Equipment by Lessee to Lessor in accordance with the terms of this Lease, Charges, if any, from the date of acceptance by Lessee to the Commencement Date shall be at the daily rate of 1/30th of the monthly Rent and shall be payable in arrears on the Commencement Date. Lessee acknowledges and agrees that (i) THIS IS A NET LEASE AND THAT ALL COSTS, EXPENSES AND LIABILITIES IN CONNECTION WITH THE EQUIPMENT SHALL BE BORNE BY LESSEE, (ii) that Lessee's obligation to pay Lessor all amounts due hereunder is absolute and unconditional, and (iii) Lessee shall not be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction with respect to any Rent or other sum payable hereunder.

6. Maintenance. Lessee shall maintain the Equipment in first class condition in accordance with manufacturer's specifications. Except as expressly provided herein, Lessee shall make no repair, alteration, addition or attachment with respect to the Equipment without the express prior written consent of Lessor, All repairs, alterations, additions, and attachments shall become part of the Equipment and shall be the property of Lessor.

7. Location. Lessee shall not change the location of any item of Equipment without the express prior written consent of Lessor, Lessee's use of the Equipment shall at all times be in conformity with all applicable laws, all warranties pertaining to the Equipment and conditions of any insurance policy covering the Equipment. Lessor shall the right, upon reasonable prior notice to Lessee and during Lessee's regular business hours, to inspect the Equipment at the premises of Lessee or wherever the Equipment may be located.

8. Title. All Equipment is and shall remain the property of Lessor at all times hereunder. At the request of Lessor, Lessee shall execute such further instruments and documents as shall be requested by Lessor to protect Lessor's title to the Equipment. Lessee shall affix and shall not remove such plates or other markings to the Equipment as Lessor shall request to indicate Lessor's ownership of the Equipment. The Equipment shall at all times remain personal property and Lessee shall take all such action as shall be necessary to prevent the Equipment from becoming part of the real property on which it is placed, including the installation and maintenance of each item of Equipment so that it may be removed without damage to such real property.

9. Transportation and Installation; Redelivery. Lessee shall pay all transportation, insurance, packing, installation, site preparation and other charges in connection with the delivery and installation of the Equipment. At the expiration of the Term or any extension thereof, Lessee will, at its expense, deliver the Equipment to any place designated by Lessor within the continental United States, freight and insurance prepaid by Lessee, in the same condition as when delivered by Lessee, reasonable wear and tear excepted.

10. Risk of Loss; Insurance. Lessee hereby assumes all risk of the occurrence of a Casualty Event while the Equipment is in transit, in Lessee's possession or under Lessee's control. The occurrence of a Casualty Event shall not impair any obligation of Lessee under this Lease. Lessee shall promptly notify Lessor of the occurrence of any Casualty Event. Lessee agrees to keep the Equipment insured to protect all interests of Lessor, at Lessee's expense, against all Casualty Events for not less than the unpaid balance of the lease rentals due hereunder or 80% of the then current value of Equipment, whichever is higher and in addition shall obtain and maintain insurance in an amount reasonable under the circumstances for public liability and property damage. All such insurance policies and the proceeds therefrom shall be the sole property of Lessor and Lessor shall be named as an additional insured and additional loss payee in all said policies and as sole loss payee in policies insuring the Equipment. The proceeds of such insurance, whether resulting from loss or damage or return premium or otherwise shall be applied toward the replacement or repair of the Equipment or the payment of obligations of Lessee hereunder, at the option of Lessor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of an execute or endorse all documents, checks or drafts for loss or damage or return premium under insurance policies issued on the Equipment. All such policies shall provide that they may be cancelled only after giving 30 days' prior written notification to Lessor. LESSEE SHALL INDEMNIFY AND HOLD LESSOR HARMLESS FROM ANY LOSS, CLAIM OR DAMAGE TO PERSONS OR PROPERTY ARISING OUT OF LESSEE'S USE, POSSESSION OR STORAGE OF THE EQUIPMENT.

11.1 Past Due Payments. If payment of any sum due hereunder is not made within 10 days of the due date, Lessee shall pay to Lessor, as liquidated damages occasioned by such delay an amount calculated at the rate of 5 percent per month of such past due balance. All advances made by Lessor to preserve the Equipment or to pay insurance premiums or to discharge and pay any taxes, assessments, fees, penalties, liens or encumbrances thereon shall be added to the unpaid balance of rentals due hereunder and shall be repayable by Lessee to Lessor immediately.

12. Taxes. Lessee shall keep the Equipment free and clear of all levies, liens, charges and encumbrances and shall pay all assessments, license fees, taxes (including sales, use, excise, personal property, ad valoren, stamp, documentary and other taxes) and all other governmental charges, fees, fines or penalties whatsoever, whenever levied and whether payable by Lessor on or relating to (i) the Equipment or the use, registration, rental, shipment, transportation, delivery, ownership or operation thereof, or (ii) this Lease or the Rent or other sums payable hereunder and Lessee shall file all returns required therefor and furnish copies thereof to Lessor. On written request from Lessor, Lessee agrees to reimburse Lessor for the costs incurred in collecting any taxes, assessments or fees for which Lessee is liable hereunder and remitting the same to the appropriate authorities, such reimbursement not to exceed 1% of the amount of such tax, assessment fee or penalty, or $1.00, whichever is greater. Lessor such may pay such taxes and other amounts and may file such returns on behalf of Lessee if Lessee fails to do so as provided herein.

13. Default; Remedies Upon Default. Lessee shall be in default hereunder: (a) if Lessee fails to pay any sum due hereunder within 10 days after the due date thereof, (b) if Lessee fails to perform any non-monetary convenant and such failure continues for 15 days after written notice; (c) if proceedings are instituted by or against Lessee under any provision of the Federal Bankruptcy Code, insolvency laws or laws relating to the relief of debtors, readustments, compositions or extensions or any other or similar law, or if Lessee makes an assignment for the benefit of creditors, or if a receiver, trustee or custodian or similar official of Lessee or all or any substantial part of its assets shall be appointed; (d) if the Equipment or any sum due hereunder becomes subject to any lien other than those imposed by or with the express prior written consent of Lessor; (e) if Lessee attempts to assign, sublet, hypothecate, mortgage or otherwise transfer or grant any security interest in Lessee's rights or interest under this Lease without the express prior written consent of Lessor; (f) if Lessee shall default under any loan or credit agreement; or (g) if Lessee's financial condition shall change such that, in Lessor's opinion, Lessor's security shall be impaired or Lessor's credit risk shall be increased. In any such event, Lessor may take, concurrently, any action allowed by law and any one or more of the following actions: (1) proceed by court action to enforce performance by Lessee of all provisions hereof and to recover damages for the breach thereof; (2) accelerate payment of all Rent due hereunder during the balance of the Term or any extension thereof; (3) enter upon the premises of Lessee or other premises where the Equipment maybe located and take possession of the Equipment without notice or legal process and without liability for trespass or responsibility for loss of or damage to the Equipment or any property attached thereto; and (4) retain all Rent and other sums paid by lessee hereunder, as well as all insurance proceeds and other sums, if any, then in its possession which would otherwise be payable to Lessee. Lessee shall pay all costs and expenses incurred by Lessor in exercising any of its rights or remedies under this Lease, including expenses of retaking, holding, preparing for lease or sale, or leasing and selling of the Equipment, and reasonable attorneys' fees and legal expenses. Any payment received from Lessee may be applied by Lessor at any time against any obligation due and owing by Lessee under this Lease or any Schedule hereto, in Lessor's sole discretion, notwithstanding any statement appearing on or referred to in any remittance from Lessee or any prior application of such payment. In the event any bankruptcy proceedings are instituted by or against Lessee under the Federal Bankruptcy Code within 90 days after receipt by Lessor of any such payment, such payment shall be deemed applicable to unpaid obligations then due hereunder in the inverse order of maturity.

14. Assignment by Lessor. This Lease may be assigned by Lessor without notice to Lessee, in which event the assignee shall be entitled to exercise all rights and powers, but shall not be chargeable with any obligations or liabilities, of Lessor hereunder and all reference hereunder and all references herein to Lessor shall refer, instead, to such assignee. Lessor, or Lessor's assignee, may also grant a security interest in the Equipment and this Lease. THE ASSIGNEE'S RIGHTS OR THE RIGHTS OF THE HOLDER OF A SECURITY INTEREST IN THIS LEASE SHALL BE FREE FROM ALL DEFENSES, SETOFFS OR COUNTERCLAIMS WHICH LESSEE MAY BE ENTITLED TO ASSERT.

15. Further Assurances. Lessee agrees to deliver to Lessor, its successors and assigns, upon request of Lessor, such certificates, acknowledgements, consents, financing statements, opinions of counsel and any other instruments, all in form and substance satisfactory to Lessor, which Lessor may, in its sole discretion, determine to be necessary or proper to confirm any or all of the representations and agreements made by Lessee hereunder or to facilitate the assignment by Lessor of its right, title and interest in an to the Equipment, this Lease or the Rent. Where allowed by law, Lessor may execute and file any financing statements on behalf of Lessee.

16. Notices. All notices and consents shall be in writing and shall be deemed given when mailed, postage prepaid, to the address of the Party to whom intended set forth on the face of this Lease or to such other address as such Party shall have designated by notice in writing to the other Party.

17. Choice of Law. This Lease shall be deemed to have been made in Rockland County, New York and shall be governed by the laws of the State of New York. Lessee hereby agrees that all actions or proceedings arising directly or indirectly from this Lease shall be maintained only in courts within the State of New York, and Lessee hereby consents that all service of process may be made by certified or registered mail, return receipt requested, directed to Lessee at the address as set forth on the face of this Lease. Service so made shall be complete two (2) days after the same shall have been posted.

18. Miscellaneous. This Lease constitutes the entire agreement among the Parties and may not be changed or cancelled orally, but only in writing, signed by the Party to be charged. This Lease shall be binding on the successors and assigns of the Parties. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability or any other provision hereof. The failure of Lessor to enforce performance by Lessee of any obligation hereunder shall not constitute a waiver of Lessor's right to thereafter enforce such performance.

19. Definitions.

    "Casualty Event" - damage, destruction, loss theft, seizure, taking by eminent domain or similar event with respect to the Equipment.

    "Commencement Date" - with respect to each item of Equipment, the date specified on the face of this Lease as the "Commencement Date".

    "Equipment" - those items of equipment described on the face of this Lease and in any Schedules.

    "Lessee" - the corporation, partnership or individual so designated on the face of this Lease.

    "Leasor"

    "Party" - Lessor or Lessee.

    "Rent" - the monthly charge set forth on the face of this Lease, or any Schedule, payable by Lessee to Lessor for the use of the Equipment during the Term and all extensions thereof.

    "Schedules" - those pages annexed to this Lease and designated "Schedules".

    "Supplier" - the manufacturer or distributor of the Equipment so designated on the face of this Lease.

    "Term" - with respect to each item of Equipment, the period commencing on the Commencement Date and ending on the last day of the month which is the number of months specified on the face of this lease.

      Equipment List for Lease #1765, between SMA Video Inc. as Lessee and The Terminal Marketing Company, Inc. as Lessor, dated June 26, 1996




      1   HAL Express (7 1/2 minutes)

      1   Annual Remote Diagnostics

      5   days HAL Training In-House

      1   Picturenet Plus Option



                                      BY  /s/ Michael J. Morrissey

                                     -------------------------------

LESSOR   The Terminal Marketing Company, Inc., 5 Waverly Court, New City,
         N.Y., 10956
================================================================================
LESSEE & LOCATION OF EQUIPMENT                  SUPPLIER
Name     SMA Video Inc.                         Name

Address  100 Avenue of the Americas,            Address
         10th Floor

City  New York    State NY    Zip Code  10013   City/ State/ Zip Code

--------------------------------------------------------------------------------
         EQUIPMENT                              DESCRIPTION
--------------------------------------------------------------------------------



                          See equipment list attached



--------------------------------------------------------------------------------
EQUIPMENT LOCATION, IF OTHER THAN AS ABOVE
--------------------------------------------------------------------------------
No. of    RENTAL PAYMENT AMOUNT                 FIRST RENTAL PAYMENT
Months                                          Check For This Amount
 60                                             Must Accompany Lease
                                                Application
          60 Monthly Payments of $7,789.00          $15,578.00
          Plus Sales Tax of $____________       for the first month and
          Total $7,789.00                       Last 1 Months

          Commencement Date: ______________
--------------------------------------------------------------------------------

1. Lease of Equipment. Lessee agrees to lease from Lessor and, upon acceptance hereof by Lessor, Lessor agrees to lease to Lessee, the Equipment, for the period commencing with delivery of the Equipment to Lessee and ending upon the expiration of the Term. Advance rentals paid by Lessee shall not be refundable to Lessee in the event the Term does not commence.

2. Disclaimer. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT PARTICIPATED IN THE SELECTION OF THE EQUIPMENT AND THAT THE EQUIPMENT IS OF THE TYPE, DESIGN, SIZE, CAPACITY AND MANUFACTURE SELECTED BY LESSEE. LESSEE ACKNOWLEDGES THAT LESSOR WILL NOT, AND HAS NO OBLIGATION TO, INSPECT THE EQUIPMENT AND THAT LESSOR HAS NOT MADE AND WILL NOT MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED ON WHICH LESSEE MAY RELY, WITH RESPECT TO THE MERCHANTABILITY, FITNESS, SAFETY, CONDITION, QUALITY, DURABILITY OR SUITABILITY FOR LESSEE'S PURPOSES OF THE EQUIPMENT IN ANY RESPECT, THE EQUIPMENT'S COMPLIANCE WITH ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO, OR PATENT INFRINGEMENT, LATENT DEFECTS, OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED. LESSEE FURTHER ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER OF, OR MERCHANT OR DEALER IN, EQUIPMENT OF THE SAME TYPE AS THE EQUIPMENT AND THAT LESSOR HAS NO DUTY TO ENFORCE ANY WARRANTIES ON BEHALF OF LESSEE. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, WHETHER DIRECT, INDIRECT, EXEMPLARY OR PUNITIVE, WHETHER OR NOT LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

3. Lessee's Representations and Waivers. Lessor shall have no liability for delay in delivery of the Equipment or for Supplier's failure to deliver the Equipment or for performance of any other convenant, warranty or representation. Lessee shall make any claim for breach of warranty or representation solely against Supplier and shall, nevertheless, pay Lessor all Rent and Lessee hereby waives any such claims as against Lessor. Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim, all of the rights which Lessor has against Supplier for breach of warranty or other representation. Lessee understands and agrees that no salesman or other agent of Supplier is an agent of Lessor and, therefore, no salesman or agent of Supplier is authorized to waive or alter any term or condition of this Lease, and no representation as to the Equipment or any other matter by any salesman or agent of Supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Lease. Lessee hereby acknowledges receipt of a copy of this Lease. Lessor agrees to order the Equipment from Supplier upon the terms and conditions of the purchase order provided by Supplier to Lessee and attached hereto.

THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE WHICH ARE MADE A PART HEREOF AND WHICH LESSEE ACKNOWLEDGES THAT HE HAS READ.


                                   ---------------------------------------
LEASE NO. 1765                            THIS IS A NON-CANCELLABLE
                                       LEASE FOR THE TERM INDICATED ABOVE

ACCEPTED:                          LESSEE  SMA Video Inc.

                                           DATE    6/26      1996

                                   THE UNDERSIGNED AFFIRMS THAT HE IS A
                                   DULY AUTHORIZED CORPORATE OFFICER,
                                   PARTNER OR PROPRIETOR OF THE ABOVE
                                   NAMED LESSEE.


                 6/26, 1996
                       LESSOR

By  /s/ illegible                  By /s/ Michael J. Morrissey  Title  President
   ---------------------------        ------------------------
        Authorized Signature

================================================================================

WHITE-ORIGINAL                          LESSEE'S SIGNATURE IN INK IS REQUIRED
YELLOW-LESSEE COPY                                ON LEASE COPIES
PINK-LESSOR COPY

                             CORPORATE CERTIFICATE




THE UNDERSIGNED DOES HEREBY CERTIFY THAT (a) I am the duly elected Secretary of SMA Video Inc. a corporation duly organized and validly existing under the laws of the State of New York ("Lessee"), and that as such officer I have access to the original books and records of the Corporation and am authorized to make and deliver this certificate; (b) the officers named below have been duly appointed to, and currently hold, the offices of the Corporation set forth opposite their respective names; and (c) at a duly constituted meeting of the Board of Directors of Lessee each of said officers was duly empowered and authorized in and for the Corporation to execute and deliver that certain Lease Agreement with THE TERMINAL MARKETING COMPANY, INC. dated June 26, 1996 and any other document(s) deemed necessary or desirable in connection therewith, the execution and delivery of such documents being conclusive evidence thereof:


          NAME                                         TITLE

          Michael J. Morrissey                         President

          David J. Satin                               Secretary



    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said corporation on the date set forth below.



Corporate Seal


                                              /s/ David J. Satin
                                              ----------------------------------
                                              David J. Satin           Secretary



                                                          6/26/96
                                              ----------------------------------
                                                            Date

                             CORPORATE CERTIFICATE



THE UNDERSIGNED DOES HEREBY CERTIFY THAT (a) I am the duly elected Secretary of S.M.A. Real Time Inc. a corporation duly organized and validly existing under the laws of the State of New York ("Lessee"), and that as such officer I have access to the original books and records of the Corporation and am authorized to make and deliver this certificate; (b) the officers named below have been duly appointed to, and currently hold, the offices of the Corporation set forth opposite their respective names; and (c) at a duly constituted meeting of the Board of Directors of Lessee each of said officers was duly empowered and authorized in and for the Corporation to execute and deliver that certain Lease Agreement with THE TERMINAL MARKETING COMPANY, INC. dated June 26, 1996 and any other document(s) deemed necessary or desirable in connection therewith, the execution and delivery of such documents being conclusive evidence thereof:



          NAME                                         TITLE

          Michael J. Morrissey                         President

          David J. Satin                               Secretary



    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said corporation on the date set forth below.



Corporate Seal


                                              /s/ David J. Satin
                                              ----------------------------------
                                              David J. Satin           Secretary



                                                          6/26/96
                                              ----------------------------------
                                                            Date

                                    GUARANTY

To induce The Terminal Marketing Company, Inc., as lessor ("Lessor"), to enter into and accept a lease (the "Lease"), with SMA Video Inc. ("Lessee") and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby jointly, severally, and unconditionally guarantee to Lessor, its successors and assigns, the prompt and due payment and performance by Lessee of all of Lessee's obligations pursuant to the Lease and all other documents and agreements entered into by Lessee in connection therewith (the "Obligations"). Notice of acceptance of this guaranty, as well as all demands, presentments and notices of every kind and nature are hereby waived by the undersigned. Upon any default by Lessee, Lessor may proceed directly and immediately, without notice, against any or all of the undersigned to enforce all rights and remedies against the undersigned, without proceeding against Lessee or any other person and without exercising any other rights which Lessor might then possess. The undersigned hereby waive (i) the right to require Lessor to proceed against Lessee or to pursue any other remedy prior to proceeding against the undersigned, and (ii) any right to the benefit of any modification of the Obligations which occur as the result of any bankruptcy or insolvency of Lessee. The undersigned assume the responsibility for keeping informed of the financial condition and circumstances of Lessee, and Lessor shall have no duty to advise the undersigned of information known to it regarding such condition or circumstances. The undersigned hereby agree, without demand, immediately to reimburse Lessor for all costs and expenses including reasonable attorney's fees incurred in the enforcement of this guaranty. This guaranty shall be constrained in accordance with the laws of the State of New York or any Federal court in such state in any action related to this guaranty. In any such action the undersigned waives personal service of any summons and complaint and agrees that service may be made by certified or registered mail at the address set forth below.


Dated:  June 26, 1996


/s/ Michael J. Morrissey
-------------------------------
Signature



Name:     S.M.A. Real Time Inc

Address:  100 Avenue of the Americas, 10th Floor
          New York, New York 10013



          /s/ illegible
          ---------------------------------------
          Witness

                                    GUARANTY

To induce The Terminal Marketing Company, Inc., as lessor ("Lessor"), to enter into and accept a lease (the "Lease"), with SMA Video Inc. ("Lessee") and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby jointly, severally, and unconditionally guarantee to Lessor, its successors and assigns, the prompt and due payment and performance by Lessee of all of Lessee's obligations pursuant to the Lease and all other documents and agreements entered into by Lessee in connection therewith (the "Obligations"). Notice of acceptance of this guaranty, as well as all demands, presentments and notices of every kind and nature are hereby waived by the undersigned. Upon any default by Lessee, Lessor may proceed directly and immediately, without notice, against any or all of the undersigned to enforce all rights and remedies against the undersigned, without proceeding against Lessee or any other person and without exercising any other rights which Lessor might then possess. The undersigned hereby waive (i) the right to require Lessor to proceed against Lessee or to pursue any other remedy prior to proceeding against the undersigned, and (ii) any right to the benefit of any modification of the Obligations which occur as the result of any bankruptcy or insolvency of Lessee. The undersigned assume the responsibility for keeping informed of the financial condition and circumstances of Lessee, and Lessor shall have no duty to advise the undersigned of information known to it regarding such condition or circumstances. The undersigned hereby agree, without demand, immediately to reimburse Lessor for all costs and expenses including reasonable attorney's fees incurred in the enforcement of this guaranty. This guaranty shall be constrained in accordance with the laws of the State of New York or any Federal court in such state in any action related to this guaranty. In any such action the undersigned waives personal service of any summons and complaint and agrees that service may be made by certified or registered mail at the address set forth below.


Dated:  June 26, 1996


/s/ David J. Satin
-------------------------------------
Signature


Name:     David J. Satin

Address:  401 East 34th Street
          New York, New York 10016



          /s/ illegible
          -------------------------------------
          Witness

                                    GUARANTY

To induce The Terminal Marketing Company, Inc., as lessor ("Lessor"), to enter into and accept a lease (the "Lease"), with SMA Video Inc. ("Lessee") and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby jointly, severally, and unconditionally guarantee to Lessor, its successors and assigns, the prompt and due payment and performance by Lessee of all of Lessee's obligations pursuant to the Lease and all other documents and agreements entered into by Lessee in connection therewith (the "Obligations"). Notice of acceptance of this guaranty, as well as all demands, presentments and notices of every kind and nature are hereby waived by the undersigned. Upon any default by Lessee, Lessor may proceed directly and immediately, without notice, against any or all of the undersigned to enforce all rights and remedies against the undersigned, without proceeding against Lessee or any other person and without exercising any other rights which Lessor might then possess. The undersigned hereby waive (i) the right to require Lessor to proceed against Lessee or to pursue any other remedy prior to proceeding against the undersigned, and (ii) any right to the benefit of any modification of the Obligations which occur as the result of any bankruptcy or insolvency of Lessee. The undersigned assume the responsibility for keeping informed of the financial condition and circumstances of Lessee, and Lessor shall have no duty to advise the undersigned of information known to it regarding such condition or circumstances. The undersigned hereby agree, without demand, immediately to reimburse Lessor for all costs and expenses including reasonable attorney's fees incurred in the enforcement of this guaranty. This guaranty shall be constrained in accordance with the laws of the State of New York or any Federal court in such state in any action related to this guaranty. In any such action the undersigned waives personal service of any summons and complaint and agrees that service may be made by certified or registered mail at the address set forth below.


Dated:  6/26, 1996



/s/ Michael J. Morrissey
-------------------------------------
Signature

Name      Michael J. Morrissey

Address   161 Ludlow Street
          New York, New York 10003



          /s/ illegible
          ------------------------------------
          Witness

                      CONSENT OF STOCKHOLDERS TO GUARANTY


The undersigned, being all of the stockholders of

                                        S.M.A. Real Time Inc.

a New York corporation of               100 Avenue of the Americas, 10th Floor
                                        New York, New York 10013

do hereby consent that said corporation execute and deliver to THE TERMINAL MARKETING COMPANY, INC., its guaranty of payment of the debts and obligations now and hereafter incurred by

                                        SMA Video Inc.

a New York corporation of               100 Avenue of the Americas, 10th Floor
                                        New York, New York 10013


said guaranty to be in such form and to contain such provisions as the Officer executing the same may deem properly advisable, and do further consent that the Board of Directors and the officers of this corporation do and they hereby are empowered and authorized to do all things necessary to carry this consent into effect.

DATED: this 26th day of June 1996


/s/ Michael J. Morrissey                   /s/ David J. Satin
---------------------------------       -----------------------------
Michael J. Morrissey (Stockholder)      David J. Satin (Stockholder)



                            CERTIFICATE OF SECRETARY

The undersigned Secretary of this corporation mentioned in the foregoing stockholders consent and custodian of its stock books, DOES HEREBY CERTIFY:
That, according to the books of said corporation, the persons who have executed the foregoing consent were at the time of execution the same and now are the owners upon the books of said corporation of all of the outstanding shares of the capital stock of said corporation.

IN WITNESS WHEREOF, I have signed and sealed this certificate the 26th day of June 1996



CORPORATE SEAL



                                         /s/ David J. Satin
                                        -----------------------------------
                                        David J. Satin,           Secretary


                                        /s/ illegible
                                        -----------------------------------
                                        Witness

                      THE TERMINAL MARKETING COMPANY, INC.
                   5 Waverly Court, New City, New York 10956
                     tel: (914)634-7600 fax: (914)634-7813





Gentlemen:

Provided you have complied with all of the terms of the Lease between us to be dated as of June 26, 1996 and each and every schedule thereto with respect to each item of equipment (as defined in the Lease) and such Lease is still in effect, after all payments have been made you may buy such equipment from us. The purchase price shall be $100.00 at the time you buy.

This agreement shall become effective upon execution and delivery of the Lease. If this agreement sets forth our mutual understanding, would you please sign and return a copy thereof.

Very truly yours,                            Agreed and Accepted:

The Terminal Marketing Company, Inc.         SMA Video Inc.





BY: /s/ illegible                            BY: /s/ Michael J. Morrissey
   ---------------------------------            -------------------------------

                                                    3. [ ] The Debtor is a
                                                       transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s)(Last Name     2. Secured Party(ies)    4. For Filing Officer: Date,
   First) and               Name(s) and                Time, No. Filing Office
   Address(es):             and Address(es)

SMA Video Inc.              The Terminal Marketing
100 Avenue of the               Company, Inc.
Americas                    5 Waverly Court
10th Floor                  New City, N.Y. 10956
New York, New York 10013

--------------------------------------------------------------------------------

5. This Financing Statement covers the              6. Assignee(s) of Secured
   following types (or items) of property:             Party and Address(es)


        See equipment list attached


[ ]Products of the Collateral are also covered.
--------------------------------------------------------------------------------
                                        7.  [ ]The described crops are growing
                                               or to be grown on.*
                                            [ ]The described goods are or are
                                               to be affixed to.*
                                            [ ]The lumber to be cut or minerals
                                               or the like (including oil and
                                               gas) is on.
                                               *(Describe Real Estate Below)
--------------------------------------------------------------------------------
8. Describe Real Estate Here:  [ ] This statement is to be indexed in the Real Estate Records:




No. & Street         Town or City       County      Section      Block      Lot

--------------------------------------------------------------------------------

9.  Name of a Record Owner

10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)

    [ ]under a security agreement signed by debtor authorizing secured party to file this statement, or
    [ ]which is proceeds of the original collateral described above in which a security interest was perfected, or
    [ ]acquired after a change of name, identity or corporate structure of the debtor, or [ ] as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
       [ ]when the collateral was brought into the state, or
       [ ]when the debtor's location was changed to this state.


SMA Video Inc.                          The Terminal Marketing Company, Inc.
---------------------------------       --------------------------------------



By  /s/ Michael J. Morrissey            By  /s/ illegible
   ------------------------------          -----------------------------------
    Signature(s) of Debtor(s)               Signature(s) of Secured Party(ies)


(1) FILING OFFICER COPY - NUMERICAL


STANDARD FORM - FORM UCC-1 - APPROVED BY SECRETARY OF STATE OF NEW YORK